Exhibit 99.1

Press Release

P.F.CHANG’S EARNS $0.31 PER SHARE

SCOTTSDALE, Arizona, October 20, 2004 – P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $8.3 million for the third quarter ended September 26, 2004 compared to $5.5 million in the third quarter of the prior year. Earnings per share for the third quarter increased to $0.31 from $0.21 in the third quarter of the prior year, after giving effect to a prior year restatement of financial results in connection with a change in our partnership accounting (see our SEC filings for a complete discussion).

The company has reclassified certain of its restaurant operating costs relating to complimentary meals and employee meals from operating expenses to revenues. This reclassification has no effect on net income; however, the reclassification did reduce operating expenses and revenues by $5.7 million and $17.1 million for the three and nine months ended September 26, 2004, respectively. We have provided our 2004 and 2003 results by quarter as if the reclassification had been made at the beginning of fiscal 2003 for comparability purposes. See our Form 10-Q for the quarter ended September 26, 2004 for a more complete discussion.

(000 except per share data)	3Q04	2Q04	3Q03
Revenues	$174,013	$169,602	$134,926
Net Income	$8,328	$8,505	$5,536
Diluted Earnings Per Share	$0.31	$0.32	$0.21
Shares Used in EPS calculation	26,589	26,475	26,331

2004 Expectations

The company anticipates opening 17 new Bistro units (thirteen of which are already open) and 20 new Pei Wei units (seventeen of which are already open) in 2004. Based on this development schedule, and assuming revenue growth at existing Bistros of roughly 2% to 3% for the fourth quarter of this year (of which approximately half will be attributable to menu price increases), the company expects consolidated revenues of approximately $704.5 million in 2004, a 30% increase over fiscal 2003. Net income is anticipated to be approximately $34.6 million, which equates to earnings per share of $1.30, before giving effect to one-time charges of $7.6 million (net of tax) incurred in the first quarter, with which, net income and earnings per share would be approximately $27.0 million and $1.02, respectively. The company believes that net income and earnings per share excluding the one-time charges is more reflective of the company’s operating performance, as well as being more indicative of future performance.

The company will have one additional week in fiscal 2004 (a 53-week year versus the typical 52-week year) which is reflected in the full-year estimates noted above. The company will report its fourth quarter 2004 revenue results on January 5, 2005 and its fourth quarter earnings results on February 16, 2005.

2005 Expectations

The company anticipates opening 16 to 18 new Bistro units and 26 to 28 new Pei Wei units in 2005. Based on this development schedule, and modest revenue growth from existing stores of 1% to 2%, the company expects revenue and earnings growth of approximately 20% over fiscal 2004 (fiscal 2004 includes the aforementioned additional week).

The company is hosting a conference call today at 1:00 pm ET. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine with attentive service and a high-energy, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable store sales, as well as statements concerning the company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to locate acceptable restaurant sites, open new restaurants and operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; the company’s ability to access sufficient financing on acceptable terms; changes in consumer tastes and trends; national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; and other risks described in the company’s recent SEC filings. In addition, the supplemental sales information is provided to investors to help gauge the company’s performance and is not indicative of future results.

Contact:	P.F. Chang’s China Bistro, Inc.	(602) 957-8986
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Kristina Cashman	kristinac@pfchangs.com

P.F. Chang’s China Bistro, Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
	Sep 26	Jun 27	Sep 28
	2004	2004	2003
	(Reclassified)	(Reclassified)	(Restated)
Revenues	$174,013	$169,602	$134,926
Cost of sales	48,853	47,866	38,460
Labor	56,225	56,484	43,726
Partner bonus expense, imputed	456	409	350
Operating	24,769	23,712	18,513
Occupancy	9,944	9,603	7,711

Restaurant operating profit	33,766	31,528	26,166
General & administrative	8,909	8,313	6,897
Depreciation & amortization	6,526	6,213	4,944
Preopening expenses	2,015	1,339	2,627
Partner investment expense	1,675	910	1,634

Income from operations	14,641	14,753	10,064
Interest income and other income	91	56	151
Minority interest	(2,575)	(2,393)	(1,954)

Income before provision for income taxes	12,157	12,416	8,261
Provision for income taxes	(3,829)	(3,911)	(2,725)

Net income	$8,328	$8,505	$5,536

Basic net income per share	$0.32	$0.33	$0.22
Diluted net income per share	$0.31	$0.32	$0.21
Shares used in calculation of basic EPS	25,768	25,605	25,414
Shares used in calculation of diluted EPS	26,589	26,475	26,331

	Percentage of Revenues
	Sep 26	Jun 27	Sep 28
	2004	2004	2003
	(Reclassified)	(Reclassified)	(Restated)
Revenues	100.0%	100.0%	100.0%
Cost of sales	28.1%	28.2%	28.5%
Labor	32.3%	33.3%	32.4%
Partner bonus expense, imputed	0.3%	0.2%	0.3%
Operating	14.2%	14.0%	13.7%
Occupancy	5.7%	5.7%	5.7%

Restaurant operating profit	19.4%	18.6%	19.4%
General & administrative	5.1%	4.9%	5.1%
Depreciation & amortization	3.8%	3.7%	3.7%
Preopening expenses	1.2%	0.8%	1.9%
Partner investment expense	1.0%	0.5%	1.2%

Income from operations	8.4%	8.7%	7.5%
Interest income and other income	0.1%	0.0%	0.1%
Minority interest	-1.5%	-1.4%	-1.4%

Income before provision for income taxes	7.0%	7.3%	6.1%
Provision for income taxes	-2.2%	-2.3%	-2.0%

Net income	4.8%	5.0%	4.1%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	39 Weeks Ended	39 Weeks Ended
	Sep 26	Sep 28
	2004	2003
	(Reclassified)	(Restated)
Revenues	$507,671	$393,785
Cost of sales	143,579	110,916
Labor	167,340	128,170
Partner bonus expense, imputed	1,242	1,062
Operating	71,098	53,552
Occupancy	28,613	22,747

Restaurant operating profit	95,799	77,338
General & administrative	25,952	21,024
Depreciation & amortization	18,541	13,869
Preopening expenses	5,667	5,787
Partner investment expense	16,056	3,290

Income from operations	29,583	33,368
Interest income and other income	238	390
Minority interest	(7,247)	(5,922)

Income before provision for income taxes	22,574	27,836
Provision for income taxes	(6,305)	(9,315)

Net income	$16,269	$18,521

Basic net income per share	$0.63	$0.73
Diluted net income per share	$0.61	$0.71
Shares used in calculation of basic EPS	25,644	25,296
Shares used in calculation of diluted EPS	26,505	26,199

	Percentage of Revenues
	Sep 26	Sep 28
	2004	2003
	(Reclassified)	(Restated)
Revenues	100.0%	100.0%
Cost of sales	28.3%	28.2%
Labor	33.0%	32.5%
Partner bonus expense, imputed	0.2%	0.3%
Operating	14.0%	13.6%
Occupancy	5.6%	5.8%

Restaurant operating profit	18.9%	19.6%
General & administrative	5.1%	5.3%
Depreciation & amortization	3.7%	3.5%
Preopening expenses	1.1%	1.5%
Partner investment expense	3.2%	0.8%

Income from operations	5.8%	8.5%
Interest income and other income	0.0%	0.1%
Minority interest	-1.4%	-1.5%

Income before provision for income taxes	4.4%	7.1%
Provision for income taxes	-1.2%	-2.4%

Net income	3.2%	4.7%

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended Sep 26, 2004
		(Reclassified)
	Total	Bistro	Pei Wei
Revenues	$174,013	$149,764	$24,249
Cost of sales	48,853	41,837	7,016
Labor	56,225	48,124	8,101
Partner bonus expense, imputed	456	427	29
Operating	24,769	20,930	3,839
Occupancy	9,944	8,321	1,623

Restaurant operating profit	33,766	30,125	3,641
General & administrative	8,909	7,394	1,515
Depreciation & amortization	6,526	5,503	1,023
Preopening expenses	2,015	1,541	474
Partner investment expense	1,675	1,375	300

Income from operations	14,641	14,312	329
Interest income and other income	91	91	0
Minority interest	(2,575)	(2,370)	(205)

Income before provision for income taxes	12,157	12,033	124

Provision for income taxes	(3,829)

Net income	$8,328

Basic net income per share	$0.32
Diluted net income per share	$0.31
Shares used in calculation of basic EPS	25,768
Shares used in calculation of diluted EPS	26,589

	Percentage of Revenues
		(Reclassified)
	Total	Bistro	Pei Wei
Revenues	100.0%	100.0%	100.0%
Cost of sales	28.1%	27.9%	28.9%
Labor	32.3%	32.1%	33.4%
Partner bonus expense, imputed	0.3%	0.3%	0.1%
Operating	14.2%	14.0%	15.8%
Occupancy	5.7%	5.6%	6.7%

Restaurant operating profit	19.4%	20.1%	15.0%
General & administrative	5.1%	4.9%	6.2%
Depreciation & amortization	3.8%	3.7%	4.2%
Preopening expenses	1.2%	1.0%	2.0%
Partner investment expense	1.0%	0.9%	1.2%

Income from operations	8.4%	9.6%	1.4%
Interest income and other income	0.1%	0.1%	0.0%
Minority interest	-1.5%	-1.6%	-0.8%

Income before provision for income taxes	7.0%	8.0%	0.5%

Provision for income taxes	-2.2%

Net income	4.8%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.
Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	39 Weeks Ended Sep 26, 2004
		(Reclassified)
	Total	Bistro	Pei Wei
Revenues	$507,671	$441,774	$65,897
Cost of sales	143,579	124,468	19,111
Labor	167,340	145,437	21,903
Partner bonus expense, imputed	1,242	1,158	84
Operating	71,098	61,089	10,009
Occupancy	28,613	24,233	4,380

Restaurant operating profit	95,799	85,389	10,410
General & administrative	25,952	21,402	4,550
Depreciation & amortization	18,541	15,826	2,715
Preopening expenses	5,667	4,060	1,607
Partner investment expense	16,056	13,700	2,356

Income (loss) from operations	29,583	30,401	(818)
Interest income and other income	238	238	0
Minority interest	(7,247)	(6,641)	(606)

Income (loss) before provision for income taxes	22,574	23,998	(1,424)

Provision for income taxes	(6,305)

Net income	$16,269

Basic net income per share	$0.63
Diluted net income per share	$0.61
Shares used in calculation of basic EPS	25,644
Shares used in calculation of diluted EPS	26,505

	Percentage of Revenues
		(Reclassified)
	Total	Bistro	Pei Wei
Revenues	100.0%	100.0%	100.0%
Cost of sales	28.3%	28.2%	29.0%
Labor	33.0%	32.9%	33.2%
Partner bonus expense, imputed	0.2%	0.3%	0.1%
Operating	14.0%	13.8%	15.2%
Occupancy	5.6%	5.5%	6.6%

Restaurant operating profit	18.9%	19.3%	15.8%
General & administrative	5.1%	4.8%	6.9%
Depreciation & amortization	3.7%	3.6%	4.1%
Preopening expenses	1.1%	0.9%	2.4%
Partner investment expense	3.2%	3.1%	3.6%

Income (loss) from operations	5.8%	6.9%	-1.2%
Interest income and other income	0.0%	0.1%	0.0%
Minority interest	-1.4%	-1.5%	-0.9%

Income (loss) before provision for income taxes	4.4%	5.4%	-2.2%

Provision for income taxes	-1.2%

Net income	3.2%

P.F. Chang’s China Bistro, Inc.

Development Schedule

	P. F. Chang’s China Bistro
	3Q04	4Q04	1Q05	2Q05
Units opened	3	2
Units under construction		4	4
Units in development				6

Total new unit development	3	6	4	6
Existing units	105	108	114	118

Total units	108	114	118	124

	Pei Wei Asian Diner
	3Q04	4Q04	1Q05	2Q05
Units opened	3	3
Units under construction		3	2
Units in development				5

Total new unit development	3	6	2	5
Existing units	44	47	53	55

Total units	47	53	55	60

P.F. Chang’s China Bistro

Supplemental Sales Information (Reclassified)

Year of Unit Opening (1)

	Pre-1998	1998	1999	2000	2001	2002	2003	2004	Total
Units	13	10	13	16	13	14	18	11	108

Sales (000)

1Q04	21,212	15,241	18,758	23,801	19,194	17,970	24,724	3,901	144,799
2Q04	20,898	14,962	18,803	23,680	18,573	17,340	24,114	8,842	147,211
3Q04	20,591	15,185	19,036	23,974	18,258	17,293	24,285	11,142	149,764
2004	62,700	45,387	56,597	71,454	56,025	52,603	73,122	23,885	441,774

Average Weekly Sales (AWS)

1Q04	125,514	117,235	110,996	114,427	113,573	98,734	105,656	95,145	111,213
2Q04	123,655	115,091	111,261	113,844	109,898	95,276	103,049	93,074	108,562
3Q04	121,838	116,805	112,637	115,260	108,037	95,018	103,781	92,086	108,367
2004	123,669	116,377	111,631	114,510	110,502	96,343	104,162	92,939	109,350

Year-Over-Year Change in AWS

1Q04	2.7%	0.4%	3.7%	6.1%	5.7%	3.9%	-21.7%	—	1.4%
2Q04	1.3%	-0.1%	2.6%	3.3%	3.6%	4.5%	-14.0%	—	-0.5%
3Q04	1.2%	2.2%	5.2%	4.2%	4.4%	6.5%	-5.9%	—	0.9%
2004	1.8%	0.8%	3.8%	4.5%	4.6%	4.9%	-11.4%	—	0.6%

Year-Over-Year Change Comp Store Sales (2)

Units	13	10	13	16	13	14	5	—	84
1Q04	2.7%	0.4%	3.7%	6.1%	5.7%	6.7%	—	—	4.2%
2Q04	1.3%	-0.1%	2.6%	3.3%	3.6%	5.0%	-13.0%	—	2.5%
3Q04	1.2%	2.2%	5.2%	4.2%	4.4%	6.5%	-1.7%	—	3.6%
2004	1.8%	0.8%	3.8%	4.5%	4.6%	6.0%	-3.2%	—	3.4%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

Pei Wei Asian Diner

Supplemental Sales Information (Reclassified)

Year of Unit Opening (1)

	2000	2001	2002	2003	2004	Total
Units	1	4	11	17	14	47

Sales (000)

1Q04	873	2,297	5,918	8,935	1,234	19,257
2Q04	864	2,203	5,750	8,758	4,816	22,391
3Q04	834	2,094	5,583	8,853	6,886	24,249
2004	2,571	6,594	17,251	26,545	12,936	65,897

Average Weekly Sales (AWS)

1Q04	67,145	44,170	41,385	40,427	41,147	41,954
2Q04	66,490	42,368	40,210	39,628	43,388	41,466
3Q04	64,145	40,263	39,042	40,059	40,985	40,618
2004	65,927	42,267	40,212	40,038	41,864	41,289

Year-Over-Year Change in AWS

1Q04	1.7%	-2.3%	4.1%	-21.4%	—	-4.7%
2Q04	4.1%	-0.3%	1.8%	-23.2%	—	-6.5%
3Q04	3.9%	-0.2%	1.2%	-14.5%	—	-4.9%
2004	3.2%	-1.0%	2.4%	-18.6%	—	-5.4%

Year-Over-Year Change Comp Store Sales (2)

Units	1	4	11	5	—	21
1Q04	1.7%	-2.3%	3.4%	—	—	1.6%
2Q04	4.1%	-0.3%	1.8%	-2.7%	—	1.3%
3Q04	3.9%	-0.2%	1.2%	0.5%	—	1.0%
2004	3.2%	-1.0%	2.1%	-0.1%	—	1.2%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

P.F. Chang’s China Bistro, Inc.
2004 Forecast

	1Q04A			2Q04A			3Q04A
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Store weeks	1,302	459	1,761	1,356	541	1,897	1,382	597	1,979
Average weekly sales (000)	111.2	41.9	93.2	108.6	41.4	89.4	108.4	40.6	87.9
Revenues (millions)	144.8	19.3	164.1	147.2	22.4	169.6	149.8	24.2	174.0
Restaurant operating profit	27.3	3.2	30.5	27.9	3.6	31.5	30.1	3.6	33.8
General & administrative	6.5	1.4	8.0	6.7	1.6	8.3	7.3	1.5	8.9
Depreciation & amortization	5.0	0.8	5.8	5.3	0.9	6.2	5.5	1.0	6.5
Preopening expenses	1.7	0.6	2.3	0.8	0.6	1.3	1.5	0.5	2.0
Partner investment expense	1.7	0.3	2.0	0.6	0.4	0.9	1.4	0.3	1.7
Other income	(0.1)	—	(0.1)	0.1	—	0.1	(0.1)	—	(0.1)
Minority interest	2.1	0.2	2.3	2.2	0.2	2.4	2.4	0.2	2.6

Income (loss) before tax provision and special charges	10.3	(0.1)	10.3	12.5	(0.1)	12.4	12.1	0.1	12.2
Tax provision (before special charges)	3.3	(0.0)	3.2	3.9	(0.0)	3.9	3.8	0.0	3.8

Net income (before special charges)	7.1	(0.1)	7.0	8.6	(0.1)	8.5	8.3	0.1	8.4

FD shares	26.4	26.4	26.4	26.5	26.5	26.5	26.6	26.6	26.6
EPS (before special charges)	$0.27	$(0.00)	$0.27	0.32	0.00	0.32	0.31	0.00	0.31
Legal settlement (net of tax)	0.5	—	0.5	—	—	—	—	—	—
Prior year partner investment expense (net of tax)	6.2	0.9	7.1	—	—	—	—	—	—

Net income (loss) after special charges	0.4	(0.9)	(0.6)	8.6	(0.1)	8.5	8.3	0.1	8.4

EPS (after special charges)	$0.01	$(0.03)	$(0.02)	$0.32	$(0.00)	$0.32	$0.31	$0.00	$0.31

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Restaurant operating profit	18.9%	16.5%	18.6%	19.0%	16.1%	18.6%	20.1%	15.0%	19.4%
General & administrative	4.5%	7.4%	4.9%	4.6%	7.2%	4.9%	4.9%	6.2%	5.1%
Depreciation & amortization	3.5%	4.0%	3.5%	3.6%	4.2%	3.7%	3.7%	4.2%	3.8%
Preopening expenses	1.2%	3.0%	1.4%	0.5%	2.5%	0.8%	1.0%	2.0%	1.2%
Partner investment expense	1.2%	1.5%	1.2%	0.4%	1.6%	0.5%	0.9%	1.2%	1.0%
Other income	-0.1%	0.0%	-0.1%	0.0%	0.0%	0.0%	-0.1%	0.0%	-0.1%
Minority interest	1.4%	1.0%	1.4%	1.5%	0.9%	1.4%	1.6%	0.8%	1.5%

Income (loss) before tax provision and special charges	7.1%	-0.5%	6.2%	8.5%	-0.3%	7.3%	8.1%	0.5%	7.0%
Tax provision (before special charges)	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%

Net income (before special charges)	4.9%	-0.3%	4.3%	5.8%	-0.4%	5.0%	5.5%	0.4%	4.8%
Legal settlement (net of tax)	0.4%	0.0%	0.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Prior year partner investment expense (net of tax)	4.3%	4.5%	4.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Net income (loss) after special charges	0.3%	-4.8%	-0.3%	5.8%	-0.4%	5.0%	5.5%	0.4%	4.8%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4Q04E			2004E
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Store weeks	1,569	705	2,274	5,609	2,302	7,911
Average weekly sales (000)	107.3	40.5	86.5	108.8	41.0	89.0
Revenues (millions)	168.3	28.5	196.8	610.1	94.4	704.5
Restaurant operating profit	33.8	4.6	38.4	119.2	15.0	134.2
General & administrative	7.4	1.8	9.2	28.0	6.3	34.3
Depreciation & amortization	5.7	1.2	6.9	21.5	3.9	25.4
Preopening expenses	1.8	0.6	2.4	5.9	2.2	8.0
Partner investment expense	1.4	0.2	1.6	5.0	1.2	6.2
Other income	(0.1)	—	(0.1)	(0.2)	—	(0.2)
Minority interest	2.5	0.3	2.8	9.1	0.9	10.0

Income (loss) before tax provision and special charges	15.1	0.5	15.6	50.1	0.5	50.5
Tax provision (before special charges)	4.8	0.2	4.9	15.8	0.2	15.9

Net income (before special charges)	10.4	0.4	10.7	34.3	0.3	34.6

FD shares	26.8	26.8	26.8	26.6	26.6	26.6
EPS (before special charges)	0.39	0.01	0.40	1.29	0.01	1.30
Legal settlement (net of tax)	—	—	—	0.5	—	0.5
Prior year partner investment expense (net of tax)	—	—	—	6.2	0.9	7.1

Net income (loss) after special charges	10.4	0.4	10.7	27.6	(0.6)	27.0

EPS (after special charges)	$0.39	$0.01	$0.40	$1.04	$(0.02)	$1.02

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Restaurant operating profit	20.1%	16.0%	19.5%	19.5%	15.9%	19.0%
General & administrative	4.4%	6.3%	4.7%	4.6%	6.7%	4.9%
Depreciation & amortization	3.4%	4.2%	3.5%	3.5%	4.1%	3.6%
Preopening expenses	1.1%	1.9%	1.2%	1.0%	2.3%	1.1%
Partner investment expense	0.8%	0.8%	0.8%	0.8%	1.3%	0.9%
Other income	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Minority interest	1.5%	1.0%	1.4%	1.5%	0.9%	1.4%

Income (loss) before tax provision and special charges	9.0%	1.8%	7.9%	8.2%	0.5%	7.2%
Tax provision (before special charges)	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%

Net income (before special charges)	6.2%	1.2%	5.4%	5.6%	0.3%	4.9%
Legal settlement (net of tax)	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Prior year partner investment expense (net of tax)	0.0%	0.0%	0.0%	1.0%	0.9%	1.0%

Net income (loss) after special charges	6.2%	1.2%	5.4%	4.5%	-0.6%	3.8%

P.F. Chang’s China Bistro, Inc.
2004 Forecast vs 2003 Actual

	1Q03	1Q04A	Change	2Q03	2Q04A	Change	3Q03	3Q04A	Change
Store weeks	1,303	1,761	35.1%	1,375	1,897	38.0%	1,450	1,979	36.5%
Average weekly sales (000)	101.0	93.2	-7.8%	99.3	89.4	-10.0%	96.4	87.9	-8.8%
Revenues (millions)	127.0	164.1	29.2%	131.9	169.6	28.6%	134.9	174.0	29.0%
Restaurant operating profit	25.3	30.5		25.9	31.5		26.2	33.8
General & administrative	6.8	8.0		7.3	8.3		6.9	8.9
Depreciation & amortization	4.3	5.8		4.7	6.2		4.9	6.5
Preopening expenses	2.0	2.3		1.2	1.3		2.6	2.0
Partner investment expense	0.8	2.0		0.9	0.9		1.6	1.7
Other income	(0.1)	(0.1)		(0.1)	0.1		(0.2)	(0.1)
Minority interest	2.0	2.3		2.0	2.4		2.0	2.6

Income (loss) before tax provision and special charges	9.6	10.3		9.9	12.4		8.3	12.2
Tax provision (before special charges)	3.3	3.2		3.3	3.9		2.7	3.8

Net income (before special charges)	6.4	7.0	9.8%	6.6	8.5	29.0%	5.5	8.4	51.2%

FD shares	26.0	26.4		26.2	26.5		26.3	26.6
EPS (before special charges)	$0.25	$0.27	8.1%	$0.25	$0.32	27.8%	$0.21	$0.31	49.7%
Legal settlement (net of tax)	—	0.5		—	—		—	—
Prior year partner investment expense (net of tax)	—	7.1		—	—		—	—

Net income (loss) after special charges	—	(0.6)		—	8.5		—	8.4

EPS (after special charges)	$0.25	$(0.02)	-108.5%	$0.25	$0.32	27.8%	$0.21	$0.31	49.7%

Revenues	100.0%	100.0%		100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	19.9%	18.6%		19.6%	18.6%		19.4%	19.4%
General & administrative	5.3%	4.9%		5.6%	4.9%		5.1%	5.1%
Depreciation & amortization	3.4%	3.5%		3.6%	3.7%		3.7%	3.8%
Preopening expenses	1.6%	1.4%		0.9%	0.8%		1.9%	1.2%
Partner investment expense	0.6%	1.2%		0.7%	0.5%		1.2%	1.0%
Other income	-0.1%	-0.1%		-0.1%	0.0%		-0.1%	-0.1%
Minority interest	1.6%	1.4%		1.5%	1.4%		1.4%	1.5%

Income (loss) before tax provision and special charges	7.6%	6.2%		7.5%	7.3%		6.1%	7.0%
Tax provision (before special charges)	33.5%	31.5%		33.5%	31.5%		33.5%	31.5%

Net income (before special charges)	5.0%	4.3%		5.0%	5.0%		4.1%	4.8%
Legal settlement (net of tax)	0.0%	0.3%		0.0%	0.0%		0.0%	0.0%
Prior year partner investment expense (net of tax)	0.0%	4.3%		0.0%	0.0%		0.0%	0.0%

Net income (loss) after special charges	5.0%	-0.3%		5.0%	5.0%		4.1%	4.8%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4Q03	4Q04E	Change	2003	2004E	Change
Store weeks	1,620	2,274	40.4%	5,748	7,911	37.6%
Average weekly sales (000)	93.4	86.5	-7.3%	97.3	89.0	-8.5%
Revenues (millions)	146.1	196.8	34.7%	539.9	704.5	30.5%
Restaurant operating profit	29.1	38.4		106.5	134.2
General & administrative	7.7	9.2		28.8	34.3
Depreciation & amortization	5.4	6.9		19.3	25.4
Preopening expenses	2.9	2.4		8.7	8.0
Partner investment expense	0.9	1.6		4.2	6.2
Other income	(0.1)	(0.1)		(0.5)	(0.2)
Minority interest	2.0	2.8		7.9	10.0

Income (loss) before tax provision and special charges	10.4	15.6		38.2	50.5
Tax provision (before special charges)	3.5	4.9		12.8	15.9

Net income (before special charges)	6.9	10.7	56.0%	25.4	34.6	36.1%

FD shares	26.4	26.8		26.3	26.6
EPS (before special charges)	$0.26	$0.40	53.7%	$0.97	$1.30	34.5%
Legal settlement (net of tax)	—	—		—	0.5
Prior year partner investment expense (net of tax)	—	—		—	7.1

Net income (loss) after special charges	—	10.7		—	27.0

EPS (after special charges)	$0.26	$0.40	53.7%	$0.97	$1.02	5.0%

Revenues	100.0%	100.0%		100.0%	100.0%
Restaurant operating profit	19.9%	19.5%		19.7%	19.0%
General & administrative	5.3%	4.7%		5.3%	4.9%
Depreciation & amortization	3.7%	3.5%		3.6%	3.6%
Preopening expenses	2.0%	1.2%		1.6%	1.1%
Partner investment expense	0.6%	0.8%		0.8%	0.9%
Other income	-0.1%	0.0%		-0.1%	0.0%
Minority interest	1.3%	1.4%		1.5%	1.4%

Income (loss) before tax provision and special charges	7.1%	7.9%		7.1%	7.2%
Tax provision (before special charges)	33.5%	31.5%		33.5%	31.5%

Net income (before special charges)	4.7%	5.4%		4.7%	4.9%
Legal settlement (net of tax)	0.0%	0.0%		0.0%	0.1%
Prior year partner investment expense (net of tax)	0.0%	0.0%		0.0%	1.0%

Net income (loss) after special charges	4.7%	5.4%		4.7%	3.8%

P.F. Chang’s China Bistro, Inc.
2004 Reclassified Year-to-Date Results

	1Q04A			2Q04A			3Q04A
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Store weeks	1,302	459	1,761	1,356	541	1,897	1,382	597	1,979
Average weekly sales (000)	111.2	41.9	93.2	108.6	41.4	89.4	108.4	40.6	87.9
Revenues (millions)	144.8	19.3	164.1	147.2	22.4	169.6	149.8	24.2	174.0
Cost of sales	41.2	5.6	46.8	41.4	6.5	47.9	41.8	7.0	48.9
Labor	48.2	6.4	54.6	49.1	7.4	56.5	48.1	8.1	56.2
Partner bonus expense	0.4	0.0	0.4	0.4	0.0	0.4	0.4	0.0	0.5
Operating	19.9	2.8	22.7	20.3	3.4	23.7	20.9	3.8	24.8
Occupancy	7.8	1.3	9.1	8.1	1.5	9.6	8.3	1.6	9.9

Restaurant operating profit	27.3	3.2	30.5	27.9	3.6	31.5	30.1	3.6	33.8
General & administrative	6.5	1.4	8.0	6.7	1.6	8.3	7.3	1.5	8.9
Depreciation & amortization	5.0	0.8	5.8	5.3	0.9	6.2	5.5	1.0	6.5
Preopening expenses	1.7	0.6	2.3	0.8	0.6	1.3	1.5	0.5	2.0
Partner investment expense	1.7	0.3	2.0	0.6	0.4	0.9	1.4	0.3	1.7
Other income	(0.1)	—	(0.1)	0.1	—	0.1	(0.1)	—	(0.1)
Minority interest	2.1	0.2	2.3	2.2	0.2	2.4	2.4	0.2	2.6

Income (loss) before tax provision and special charges	10.3	(0.1)	10.3	12.5	(0.1)	12.4	12.1	0.1	12.2
Tax provision (before special charges)	3.3	(0.0)	3.2	3.9	(0.0)	3.9	3.8	0.0	3.8

Net income (before special charges)	7.1	(0.1)	7.0	8.6	(0.1)	8.5	8.3	0.1	8.4

FD shares	26.4	26.4	26.4	26.5	26.5	26.5	26.6	26.6	26.6
(before special charges)	$0.27	$(0.00)	$0.27	0.32	0.00	0.32	0.31	0.00	0.31
Legal settlement (net of tax)	0.5	—	0.5	—	—	—	—	—	—
Prior year partner investment expense (net of tax)	6.2	0.9	7.1	—	—	—	—	—	—

Net income (loss) after special charges	0.4	(0.9)	(0.6)	8.6	(0.1)	8.5	8.3	0.1	8.4

EPS (after special charges)	$0.01	$(0.03)	$(0.02)	$0.32	$(0.00)	$0.32	$0.31	$0.00	$0.31

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	28.5%	29.1%	28.5%	28.1%	29.0%	28.2%	27.9%	28.9%	28.1%
Labor	33.3%	33.2%	33.3%	33.4%	33.1%	33.3%	32.1%	33.4%	32.3%
Partner bonus expense	0.3%	0.2%	0.3%	0.3%	0.1%	0.3%	0.3%	0.1%	0.3%
Operating	13.7%	14.5%	13.8%	13.8%	15.2%	14.0%	14.0%	15.8%	14.2%
Occupancy	5.4%	6.8%	5.5%	5.5%	6.7%	5.7%	5.6%	6.7%	5.7%

Restaurant operating profit	18.9%	16.5%	18.6%	19.0%	16.1%	18.6%	20.1%	15.0%	19.4%
General & administrative	4.5%	7.4%	4.9%	4.6%	7.2%	4.9%	4.9%	6.2%	5.1%
Depreciation & amortization	3.5%	4.0%	3.5%	3.6%	4.2%	3.7%	3.7%	4.2%	3.8%
Preopening expenses	1.2%	3.0%	1.4%	0.5%	2.5%	0.8%	1.0%	2.0%	1.2%
Partner investment expense	1.2%	1.5%	1.2%	0.4%	1.6%	0.5%	0.9%	1.2%	1.0%
Other income	-0.1%	0.0%	-0.1%	0.0%	0.0%	0.0%	-0.1%	0.0%	-0.1%
Minority interest	1.4%	1.0%	1.4%	1.5%	0.9%	1.4%	1.6%	0.8%	1.5%

Income (loss) before tax provision and special charges	7.1%	-0.5%	6.2%	8.5%	-0.3%	7.3%	8.1%	0.5%	7.0%
Tax provision (before special charges)	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%	31.5%

Net income (before special charges)	4.9%	-0.3%	4.3%	5.8%	-0.4%	5.0%	5.5%	0.4%	4.8%
Legal settlement (net of tax)	0.4%	0.0%	0.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Prior year partner investment expense (net of tax)	4.3%	4.5%	4.3%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Net income (loss) after special charges	0.3%	-4.8%	-0.3%	5.8%	-0.4%	5.0%	5.5%	0.4%	4.8%

P.F. Chang’s China Bistro, Inc.
2003 Reclassified Results

	1Q03			2Q03			3Q03
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Revenues (millions)	116.2	10.7	126.9	119.4	12.5	131.9	121.2	13.8	134.9
Cost of Sales	32.1	3.1	35.2	33.5	3.7	37.2	34.3	4.1	38.5
Labor	38.1	3.6	41.7	38.7	4.1	42.8	39.1	4.6	43.7
Partner bonus expense, imputed	0.3	0.0	0.4	0.3	0.0	0.3	0.3	0.0	0.4
Operating	15.4	1.5	16.9	16.3	1.8	18.1	16.5	2.0	18.5
Occupancy	6.7	0.7	7.4	6.8	0.8	7.6	6.8	0.9	7.7

Restaurant operating profit	23.6	1.8	25.3	23.8	2.1	25.9	24.0	2.1	26.2
General & administrative	5.9	0.9	6.8	6.4	0.9	7.3	5.9	1.0	6.9
Depreciation & amortization	3.9	0.4	4.3	4.2	0.5	4.7	4.4	0.5	4.9
Preopening expenses	1.7	0.3	2.0	0.9	0.3	1.2	2.0	0.6	2.6
Partner investment expense	0.7	0.1	0.8	0.8	0.1	0.9	1.6	0.1	1.6
Other income	(0.1)	—	(0.1)	(0.1)	(0.0)	(0.1)	(0.2)	—	(0.2)
Minority interest	1.9	0.1	2.0	1.8	0.1	2.0	1.8	0.1	2.0

Income (loss) before tax provision	9.6	0.1	9.7	9.7	0.2	9.9	8.5	(0.2)	8.3
Tax provision (benefit)	3.3	—	3.3	3.3	—	3.3	2.7	—	2.7

Net income	6.3	0.1	6.4	6.4	0.2	6.6	5.8	(0.2)	5.5

FD shares	26.0	26.0	26.0	26.2	26.2	26.2	26.3	26.3	26.3
EPS	$0.25	$0.00	$0.25	$0.25	$0.01	$0.25	$0.22	$(0.01)	$0.21

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of Sales	27.6%	29.0%	27.7%	28.1%	29.6%	28.2%	28.3%	29.9%	28.5%
Labor	32.8%	33.6%	32.9%	32.4%	32.8%	32.4%	32.3%	33.3%	32.4%
Partner bonus expense, imputed	0.3%	0.2%	0.3%	0.3%	0.2%	0.3%	0.3%	0.2%	0.3%
Operating	13.3%	14.0%	13.3%	13.7%	14.2%	13.7%	13.6%	14.3%	13.7%
Occupancy	5.8%	6.5%	5.8%	5.7%	6.6%	5.8%	5.6%	6.7%	5.7%

Restaurant operating profit	20.3%	16.6%	20.0%	19.9%	16.7%	19.6%	19.8%	15.6%	19.4%
General & administrative	5.1%	7.9%	5.3%	5.4%	7.4%	5.6%	4.8%	7.5%	5.1%
Depreciation & amortization	3.4%	3.7%	3.4%	3.5%	3.8%	3.5%	3.6%	3.9%	3.7%
Preopening expenses	1.4%	2.8%	1.6%	0.7%	2.5%	0.9%	1.7%	4.3%	1.9%
Partner investment expense	0.6%	0.5%	0.6%	0.7%	0.4%	0.7%	1.3%	0.5%	1.2%
Other income	-0.1%	0.0%	-0.1%	-0.1%	0.0%	-0.1%	-0.1%	0.0%	-0.1%
Minority interest	1.6%	0.9%	1.6%	1.5%	1.2%	1.5%	1.5%	1.0%	1.4%

Income (loss) before tax provision	8.2%	0.7%	7.6%	8.1%	1.5%	7.5%	7.0%	-1.7%	6.1%
Tax provision	33.5%	33.5%	33.5%	33.5%	33.5%	33.5%	33.5%	33.5%	33.5%

Net income	5.4%	0.7%	5.0%	5.3%	1.5%	5.0%	4.8%	-1.7%	4.1%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	4Q03			2003
	Bistro	Pei Wei	Total	Bistro	Pei Wei	Total
Revenues (millions)	129.8	16.3	146.1	486.6	53.3	539.9
Cost of Sales	37.0	4.8	41.9	137.0	15.8	152.7
Labor	41.3	5.5	46.8	157.2	17.8	175.0
Partner bonus expense, imputed	0.4	0.0	0.4	1.3	0.1	1.4
Operating	17.7	2.4	20.1	66.0	7.6	73.6
Occupancy	6.7	1.1	7.8	26.9	3.6	30.6

Restaurant operating profit	26.7	2.4	29.1	98.1	8.4	106.5
General & administrative	6.6	1.2	7.7	24.8	4.0	28.7
Depreciation & amortization	4.7	0.7	5.4	17.2	2.1	19.3
Preopening expenses	2.4	0.5	2.9	7.0	1.7	8.7
Partner investment expense	0.8	0.1	0.9	3.9	0.3	4.2
Other income	(0.1)	—	(0.1)	(0.5)	(0.0)	(0.5)
Minority interest	1.8	0.1	2.0	7.4	0.5	7.9

Income (loss) before tax provision	10.5	(0.1)	10.4	38.4	(0.2)	38.2
Tax provision (benefit)	3.5	—	3.5	12.9	(0.1)	12.8

Net income	7.0	(0.1)	6.9	25.5	(0.1)	25.4

FD shares	26.4	26.4	26.4	26.2	26.2	26.2
EPS	$0.26	$(0.00)	$0.26	$0.97	$(0.00)	$0.97

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of Sales	28.5%	29.6%	28.7%	28.2%	29.5%	28.3%
Labor	31.8%	33.9%	32.0%	32.3%	33.4%	32.4%
Partner bonus expense, imputed	0.3%	0.1%	0.3%	0.3%	0.2%	0.3%
Operating	13.7%	14.5%	13.8%	13.6%	14.3%	13.6%
Occupancy	5.1%	7.0%	5.3%	5.5%	6.7%	5.7%

Restaurant operating profit	19.5%	15.5%	19.9%	20.2%	15.8%	19.7%
General & administrative	5.1%	7.1%	5.3%	5.1%	7.4%	5.3%
Depreciation & amortization	3.6%	4.1%	3.7%	3.5%	3.9%	3.6%
Preopening expenses	1.8%	2.9%	2.0%	1.4%	3.2%	1.6%
Partner investment expense	0.6%	0.5%	0.6%	0.8%	0.5%	0.8%
Other income	-0.1%	0.0%	-0.1%	-0.1%	0.0%	-0.1%
Minority interest	1.4%	0.8%	1.3%	1.5%	1.0%	1.5%

Income (loss) before tax provision	8.1%	-0.7%	7.1%	7.9%	-0.4%	7.1%
Tax provision	33.5%	33.5%	33.5%	33.5%	33.5%	33.5%

Net income	5.4%	-0.7%	4.7%	5.2%	-0.1%	4.7%

          Certain amounts and percentages do not sum to total due to rounding.